COMMON STOCK AND WARRANT PURCHASE AGREEMENT


         This COMMON STOCK AND WARRANT PURCHASE AGREEMENT, dated February 12, 2003 (this "Agreement"), is entered into by and between Niku Corporation, a Delaware corporation (the "Company"), and each of those investors listed on the Schedule of Investors attached as Schedule A (each individually, an "Investor" and, collectively, the "Investors").

                                   RECITALS

         WHEREAS, the Board of Directors of the Company has authorized the issuance and sale of 3,088,230 shares (the "Shares") of its common stock, par value $0.0001 per share (the "Common Stock"), and warrants in the form attached as Exhibit A (the "Warrants") to purchase up to 386,034 shares of Common Stock (the "Warrant Shares," and together with the Shares and the Warrants, the "Securities");

         WHEREAS, the Investors desire to purchase the Securities, and the Company desires to issue and sell the Securities to the Investors on the terms and conditions set forth herein; and

         WHEREAS, the parties hereto desire to enter into this Agreement for the purpose of setting forth certain representations, warranties and covenants made by each to the other as an inducement to the execution and delivery of this Agreement and the conditions precedent to the consummation of the transactions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

          1. PURCHASE AND SALE OF COMMON STOCK AND WARRANTS.

               1.1 Issuance and Sale of Securities. Subject to the terms and conditions of this Agreement, the Company hereby agrees to issue and sell to each Investor, severally and not jointly, and each Investor agrees to purchase, severally and not jointly, at the Initial Closing and the Subsequent Closing (as such terms are defined below) the number of Shares and Warrants to purchase the number of Warrant Shares at the price and in the amounts set forth opposite such Investor's name on Schedule A. The price per Share is $3.35 and the Price per Warrant Share is $0.40. The Warrants shall have a term of five years and an exercise price of $3.40, subject to and as qualified by the terms of the Warrant. The Shares and Warrants to be issued and sold by the Company at the Initial Closing may be referred to herein as the "Initial Shares" and the "Initial Warrants." The Shares and Warrants to be issued and sold by the Company at the Subsequent Closing may be referred to herein as the "Subsequent Shares" and the "Subsequent Warrants."

               1.2 Initial Closing. The completion of the purchase and sale of the Initial Shares and Initial Warrants (the "Initial Closing") shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP in Palo Alto, California, at 10:00 a.m., on the date hereof, or at any such other time or place as the Company and Investors may mutually agree (such date, the "Initial Closing Date"). At the Initial Closing, subject to the terms and conditions hereof, the Company will deliver to each Investor a certificate representing the number of Shares and a Warrant to be purchased at such Initial Closing by such Investor, against payment of the purchase price therefore by wire transfer to an account designated by the Company.

               1.3 Subsequent Closing. The completion of the purchase and sale of the Subsequent Shares and Subsequent Warrants (the "Subsequent Closing") shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP in Palo Alto, California, at 10:00 a.m., on the third business day following the date on which all of the conditions set forth in Sections 4 and 5 pertaining to the Subsequent Closing (other than those conditions that by their nature can only be fulfilled at the Subsequent Closing) shall have been fulfilled or waived by each of the parties hereto, or at any such other time or place as the Company and Investors may mutually agree (such date, the "Subsequent Closing Date"). In the Subsequent Closing, the Company may sell Subsequent Shares and Subsequent Warrants to investors ("Subsequent Investors") reasonably acceptable to the Company and the Investors who purchased at least a majority of the Shares and Warrants at the Initial Closing. Each Subsequent Investor shall, prior to the filing of preliminary proxy statement pursuant to
Section 6.1 below, become a party to this Agreement and the Registration Rights Agreement in the form attached as Exhibit B (the "Registration Rights Agreement") and shall be treated as an Investor for purposes of this Agreement and as a Holder for purposes of the Registration Rights Agreement. At the Subsequent Closing, subject to the terms and conditions hereof, the Company will deliver to each Investor and Subsequent Investor a certificate representing the number of Shares and a Warrant to be purchased at such Subsequent Closing by such Investor or Subsequent Investor, against payment of the purchase price therefore by wire transfer to an account designated by the Company. The Initial Closing and the Subsequent Closing each may be referred to herein as a "Closing," and together as the "Closings." The Initial Closing Date and the Subsequent Closing Date may be referred to herein as a "Closing Date," and together as the "Closing Dates."

          2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company hereby represents and warrants to each Investor as of the date hereof, except as set forth on the Schedule of Exceptions provided to each Investor, which qualifies the representations and warranties in their entirety, as follows:

               2.1 Organization, Good Standing and Qualification. The Company and each of its subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted. The Company and each of its subsidiaries is duly qualified and is authorized to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse effect on the results of operations, properties or financial condition of the Company and its subsidiaries taken as a whole in the aggregate (a "Material Adverse Effect").
Section 2.1 of the Schedule of Exceptions lists each subsidiary of the Company which the Company deems to be a significant subsidiary (each a "Significant Subsidiary" and collectively the "Significant Subsidiaries") and each subsidiary of the Company which the Company deems to be an insignificant subsidiary (each an "Insignificant Subsidiary" and collectively the "Insignificant Subsidiaries").

               2.2 Authorization. The Company has all requisite corporate power and authority to enter into this Agreement and the Registration Rights Agreement, and to perform its obligations hereunder and thereunder, including to issue and sell the Securities, subject to obtaining the requisite stockholder approval of the transactions contemplated herein to take place at the Subsequent Closing in a manner that complies with NASD Rule 4350(i) (the "Required Stockholder Approval"). The execution and delivery of this Agreement and the Registration Rights Agreement by the Company and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company, subject to obtaining the Required Stockholder Approval. This Agreement and the Registration Rights Agreement have been duly executed and delivered by the Company and constitute valid and binding agreements of the Company, enforceable against it in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors' rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

               2.3 No Violation. The execution, delivery and performance of this Agreement and the Registration Rights Agreement will not violate any provision of the Company's Amended and Restated Certificate of Incorporation (the "Certificate") or Amended and Restated Bylaws (the "Bylaws"), will not conflict with, result in any breach of any of the terms, conditions or provisions of, constitute (with or without notice or lapse of time or both) a default under, or require a consent or waiver under any material indenture, lease, agreement or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or by which any of the Company's properties or any of its subsidiaries' properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Company or any of its subsidiaries, except for any conflict, breach, default or failure to obtain a consent or waiver which would not result, either individually or in the aggregate, in a Material Adverse Effect.

               2.4 Valid Issuance of Shares and Warrants. Subject to obtaining the Required Stockholder Approval with respect to the Subsequent Shares and Subsequent Warrants: (a) the Shares and the Warrants have been duly authorized and, when issued, sold and delivered against payment therefor in accordance with the terms of this Agreement, will be validly issued and, in the case of the Shares, fully paid and nonassessable and free and clear of all liens, taxes and encumbrances except for restrictions on transfer contained herein, and not be subject to preemptive or similar rights; and (b) the Warrant Shares have been duly authorized and, upon exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and nonassessable and free and clear of all liens, taxes and encumbrances except for restrictions on transfer contained herein, and not be subject to preemptive or similar rights.

               2.5 Capitalization. As of January 31, 2003, the authorized capital stock of the Company consists of 250,000,000 shares of Common Stock, 8,761,076 shares of which are issued and outstanding, and 10,000,000 shares of preferred stock, par value $0.0001 per share, of which none are issued and outstanding. As of the date hereof, 1,496,642 shares of Common Stock are reserved for issuance upon the exercise of options that have been granted and are outstanding under the Company's various option and equity incentive plans (the "Company Stock Incentive Plans") and 19,583 shares of Common Stock are reserved for issuance upon the exercise of outstanding warrants. All issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable. As of the date hereof, immediately prior to the Initial Closing and other than as set forth in this Section 2.5 or Section 1.3, (a) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights created by statute, the Company's Certificate or Bylaws or any agreement or instrument to which the Company is a party, and (b) there are no options, warrants, rights to subscribe to, calls or commitments or agreements of any character which the Company is bound to issue additional shares of capital stock of the Company or obligating the Company to grant, effect or enter, into any such option, warrant, right to subscribe to, call, commitment or agreement.

               2.6 Governmental Consents. Except for the Required Stockholder Approval and subject to the accuracy of each Investor's representations and warranties set forth in this Agreement, no consent, approval, qualification, order or authorization of, or filing with, any local, state, or federal governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery, or performance of this Agreement or the Registration Rights Agreement, or the offer, sale or issuance of the Securities by the Company, except for any notices of sale required to be filed with the Securities and Exchange Commission (the "SEC") under Regulation D ("Regulation D") of the Securities Act of 1933, as amended (the "Securities Act"), or such post-closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor.

               2.7 Offering. Subject to the accuracy of each Investor's representations and warranties set forth in this Agreement, the offer, sale and issuance of the Securities are exempt from the registration requirements of the Securities Act.

               2.8 Reports and Financial Statements. The Company has filed with the Securities and Exchange Commission (the "SEC") all forms, reports, schedules, statements and other documents required to be filed since January 31, 2002 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (such documents, as amended, the "Company SEC Documents"). As of their respective dates, or if amended, as of the date of the last amendment, the Company SEC Documents, including, without limitation, the financial statements included therein (the "Company Financial Statements") (a) did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (b) complied in all material respect with the applicable requirements of the Exchange Act and the applicable rules and regulations of the SEC promulgated thereunder. The Company Financial Statements have been prepared in accordance with generally accepted accounting principles and present fairly the financial position, results of operations and cash flows of the Company as of the dates thereof and for the periods presented.

               2.9 Absence of Certain Changes. Except as disclosed in the Company SEC Documents, since October 31, 2002 (the "Determination Date") and the date hereof, there has not been

                    (a) any change in the assets, liabilities, financial condition or operating results of the Company or any of its subsidiaries from the Company Financial Statements, except changes in the ordinary course of business which have not in the aggregate had a Material Adverse Effect;

                    (b) any damage, destruction, or loss, whether or not covered by insurance, materially and adversely affecting the assets, financial condition, properties, operating results or business of the Company or any of its subsidiaries;

                    (c) any change or amendment to a material contract or arrangement by which the Company or any of its subsidiaries or any of the Company's or any of its subsidiaries assets or properties is bound or subject, except changes or amendments in the ordinary course of business which have not had a Material Adverse Effect;

                    (d) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or any of its subsidiaries, except a satisfaction, discharge or payment made in the ordinary course of business that is not material to the assets, properties, financial condition, operating results or business of the Company;

                    (e) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets, except a sale, assignment or transfer made in the ordinary course of business that is not material to the assets, properties, financial condition, operating results or business of the Company;

                    (f) any resignation or termination of employment of any key officer of the Company;

                    (g) any loans or advances to, guarantees for the benefit of, or any investments in, any person, corporation, partnership, joint venture or other entity;

                    (h) any sale, disposition, mortgage, pledge, transfer of a security interest in, or lien, created by the Company or any of its subsidiaries, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

                    (i) any declaration, setting aside a payment or other distribution in respect to any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any such stock by the Company;

                    (j) any material change in accounting methods or practices the Company follows, whether for general financial or tax purposes, or any change in depreciation or amortization policies or rates;

                    (k) any waiver or amendment by the Company or any of its subsidiaries of a material right or of a material debt owed to it;

                    (l) any creation, incurrence or assumption of any indebtedness exceeding $100,000;

                    (m) receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company or any of its subsidiaries except losses or cancellations which have not had a Material Adverse Effect; or

                    (n) any arrangement or commitment by the Company or any of its subsidiaries to do any of the foregoing.

               2.10 Proxy Statement. The Proxy Statement (as defined in
Section 6.1) shall not, on the date the Proxy Statement (including any amendment or supplement thereto) is first mailed to stockholders, or at the time of the Company Stockholders' Meeting (as defined in Section 6.2), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Proxy Statement shall comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder.

               2.11 Intellectual Property. The Company and each of its subsidiaries owns or possesses adequate rights to use all patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, copyrights or other information (collectively, "Intellectual Property"), which are necessary to conduct its businesses as currently conducted, except where the failure to currently own or possess would not result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of others with respect to any Intellectual Property which, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect, and to the Company's knowledge, none of the patent rights licensed by the Company or any of its subsidiaries are unenforceable or invalid. The Company is not aware that any of its employees are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or any of its subsidiaries. The conduct of the Company's and each of its subsidiary's business as currently conducted, does not, to the knowledge of the Company, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated. The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information developed or acquired by any of its employees in the conduct of the Company's or any of its subsidiary's business prior to their employment by the Company or any of its subsidiaries, except for inventions, trade secrets or proprietary information that have been assigned to the Company or any of its subsidiaries.

               2.12 Litigation. Except as set forth in the Company SEC Documents, there is no action, suit, proceeding, or investigation pending or, to the Company's knowledge, currently threatened against the Company, any of its subsidiaries, the Company's properties, any of its subsidiaries' properties or any of the Company's officers or directors, in their respective capacities as such. None of the Company, any of its subsidiaries nor any of the Company's officers or directors, in their respective capacities as such, is a party to or, to the best of the Company's knowledge, named in or subject to any order, writ, injunction, judgment, or decree of any court, government agency, or instrumentality.

               2.13 Tax Returns and Payments. The Company and each of its subsidiaries has timely filed all material tax returns (federal, state, local and foreign) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and all other material taxes due and payable by the Company or any of its subsidiaries has been paid or will be paid prior to the time they become delinquent. Neither the Company nor any of its subsidiaries has been advised (i) that any of its returns, federal state, foreign or other, have been or are being audited as of the date hereof, or
(ii) of any deficiency in assessment or proposed adjustment to its federal, state, foreign or other taxes. There exists no liability for any tax or potential tax to be imposed upon the properties or assets of the Company or any of its subsidiaries as of the date of this Agreement that is not adequately provided for.

               2.14 Employees. To the knowledge of the Company: (i) no employee of the Company or any of its subsidiaries, nor any consultant with whom the Company or any of its subsidiaries has contracted, is in violation of any term of any employment contract, proprietary information agreement or other agreement relating to the right of any such individual to be employed by, or to contract with, the Company or any of its subsidiaries; and to the knowledge of the Company, and (ii) the continued employment by the Company or any of its subsidiaries of their present employees, and the performance of the contracts of the Company and each of its subsidiaries with its independent contractors, will not result in any such violation. The Company has not received any notice alleging that any such violation has occurred. No employee of the Company or any of its subsidiaries has been granted the right to continued employment by the Company or any of its subsidiaries or to any material compensation following termination of employment with the Company or any of its subsidiaries. No officer has communicated to the Company his or her intention to terminate his or her employment with the Company.

               2.15 Registration Rights. Except as required pursuant to the Registration Rights Agreement, the Company is not under any obligation, and has not granted any rights, to register any of the Company's securities under the Securities Act.

               2.16 Obligations to Related Parties. Except as set forth in the Company SEC Documents, there are no material obligations of the Company or any of its subsidiaries to officers, directors, stockholders, or employees of the Company or any of its subsidiaries other than (a) for payment of salary for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company or any of its subsidiaries and (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Company Board of Directors or the Board of Directors of the relevant subsidiary. Except as set forth in the Company SEC Documents, no officer or director, or, to the Company's knowledge, any member of their immediate families, is indebted to the Company or any of its subsidiaries or has any direct ownership interest in any firm or corporation with which the Company or any of its subsidiaries is affiliated, or any company that competes with the Company or any of its subsidiaries, in each case other than ownership of less than 2% of the outstanding stock of publicly traded companies. No such officer or director, or, to the Company's knowledge, any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company or any of its subsidiaries. Neither the Company not any of its subsidiaries is a guarantor or indemnitor of any indebtedness of any other individual, corporation, partnership or other entity.

               2.17 Property and Assets. The Company and each of its subsidiaries has good and marketable title to all of their material properties and assets, and good title to their leasehold estates, in each case subject to no mortgage, pledge, lien, security interest, lease, charge or encumbrance, other than liens resulting from taxes which have not yet become delinquent and liens and encumbrances which do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Company or any of its subsidiaries, and which have not arisen otherwise than in the ordinary course of business.

               2.18 Disclosure. The Company has provided each Investor with all the information reasonably available to it that such Investor has requested for deciding whether to purchase the Securities, and all information regarding the terms and conditions of the offering of the Securities and the results of operations, properties, prospects and financial condition of the Company that the Company believes is reasonably necessary to enable such Investor to make such decision. To the best of the Company's knowledge after reasonable investigation, neither this Agreement nor any other agreements, written statements or certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

          3. REPRESENTATIONS AND WARRANTIES OF EACH OF THE INVESTORS.

          Each Investor hereby, severally and not jointly, represents and warrants to the Company, as follows:

               3.1 Authorization. The Investor has all requisite corporate power and authority to enter into this Agreement and the Registration Rights Agreement, and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Registration Rights Agreement by the Investor and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Investor. This Agreement and the Registration Rights Agreement have been duly executed and delivered by the Investor and constitute valid and binding agreements of the Investor, enforceable against it in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors' rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

               3.2 Purchase Entirely for Own Account. Each Investor hereby confirms that the Securities will be purchased for investment purposes for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. Each Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

               3.3 Reliance Upon Investors' Representations. The Investor understands that none of the Securities are registered under the Securities Act, on the ground that the sale provided for in this Agreement and the issuance of the Securities hereunder is exempt from registration, and that the Company's reliance on such exemption is predicated on the Investors' representations set forth herein. The Investor realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Investor has in mind merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Investor has no such intention.

               3.4 Receipt of Information. The Investor has received all the information such Investor considers necessary or appropriate for deciding whether to purchase the Securities. Each Investor further represents that such Investor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the results of operations, properties, prospects, and financial condition of the Company and to obtain additional information deemed necessary by such Investor. Notwithstanding the foregoing, such investigation and due diligence shall not limit the representations and warranties of the Company in Section 2 of this Agreement.

               3.5 Investment Experience. The Investor represents that such Investor is experienced in evaluating and investing in private placement transactions of securities of companies in a similar stage of development and acknowledges that such Investor is able to fend for himself, herself or itself, can bear the economic risk of such Investor's investment, and has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of the investment in the Securities. If other than an individual, Investor also represents such Investor has not been organized for the purpose of acquiring the Securities.

               3.6 Accredited Investor. The Investor represents that it is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act.

               3.7 Restricted Securities. The Investor will not sell, offer to sell, transfer, assign, pledge or hypothecate any of the Securities unless pursuant to an effective registration statement under the Securities Act or such holder provides the Company with an opinion of counsel, in a form acceptable to the Company, to the effect that such sale, offer to sell, transfer, assignment, pledge or hypothecation of the Securities may be made without registration under the Securities Act. Notwithstanding anything to the contrary contained in this Agreement, the Investor may transfer (without restriction and without the need for an opinion of counsel) the Securities to a current or former general partner, limited partner, shareholder, majority owned affiliated (as defined in the Securities Act) corporate entity, member of an Investor or a family member or trust for the benefit of an Investor, provided that such transferee or assignee is an "accredited investor" under Regulation D and such transferee or assignee agrees to be bound by the terms and conditions of this Agreement.

               3.8 Consents. All consents, approvals, orders, authorizations, registrations, qualifications, designations, declarations or filings with any governmental or banking authority on the part of the Investor required in connection with the consummation of the transactions contemplated in the Agreement and the Registration Rights Agreement have been or shall have been obtained prior to and be effective as of the Closing.

               3.9 Legends.

                    (a) To the extent applicable, each certificate or other document evidencing any of the Securities shall be endorsed with the legends substantially in the form set forth below, and the Investor covenants that, except to the extent provided in this Agreement or to the extent such restrictions are waived by the Company, the Investor shall not transfer the Securities represented by any such certificate without complying with the restrictions on transfer described in the legends endorsed on such certificate (and a stop-transfer order may be placed against the transfer of the certificates for the Securities):

         "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

                    (b) Any legend endorsed on the Securities pursuant to this
Section 3.9 and the stop transfer instructions with respect to such Securities shall be removed and the Company shall issue or cause to be issued a certificate without such legend to the holder thereof, if such legend may properly be removed under the terms of Rule 144 promulgated under the Securities Act or if such holder provides the Company with an opinion of counsel for such holder, reasonably satisfactory to legal counsel for the Company, to the effect that a sale, transfer or assignment of such Securities may be made without registration.

               3.10 Requirements of Foreign Jurisdictions. The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities, in any jurisdiction outside the United States where action for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.

               3.11 Further Representation by Foreign Investors. If the Investor is not a U.S. Person, such Investor hereby represents that such Investor is satisfied as to the full observance of the laws of such Investor's jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements with such Investor's jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, which may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. Such Investor's subscription and payment for, and such Investor `s continued beneficial ownership of, the Securities will not violate any applicable securities or other laws of such Investor `s jurisdiction.

               3.12 No Legal, Tax or Investment Advice. The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

          4. CONDITIONS TO EACH INVESTOR'S OBLIGATIONS AT CLOSING.

        The obligations of each Investor to purchase the Shares and Warrants at the Closing are subject to the fulfillment or waiver by such Investor of each of the following conditions:

               4.1 Representations and Warranties. The representations and warranties made by the Company in Section 2 of this Agreement shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made as of the Closing Date (except for representations and warranties that speak as of a specific date).

               4.2 Performance. The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or observed by it on or prior to the Closing.

               4.3 Registration Rights Agreement. The Registration Rights Agreement in the form attached hereto shall have been executed and delivered by the parties hereto.

               4.4 Voting Agreement. The officers and directors of the Company and their affiliated funds, who in the aggregate hold at least seven and three tenths percent (7.3%) of the issued and outstanding Common Stock, calculated as of the Initial Closing Date, shall have entered into a Voting Agreement with Walden VC II, L.P., in the form attached as Exhibit C, providing that such stockholders agree to vote their shares at the Company's Stockholders' Meeting (as defined in Section 6.2), in person or by proxy, in favor of the issuance of the Subsequent Shares and Subsequent Warrants.

               4.5 Compliance Certificate. The Company shall have delivered to the Investors a Compliance Certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the effect that the conditions specified in Sections 4.1, 4.2, 4.3, 4.4 and 4.7 have been satisfied.

               4.6 Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

               4.7 Governance Representation. Upon the Initial Closing: (a) Matt Miller shall have been elected to the Board of Directors of the Company;
(b) Philip Sanderson shall be permitted to be an observer of the Board of Directors of the Company; and (c) Follett Carter shall have been appointed to the Company's Advisory Board.

               4.8 Legal Opinion. The Investors shall have received from legal counsel to the Company an opinion addressed to the Investors, dated as of the Closing Date, in substantially the form attached as Exhibit D.

               4.9 Required Stockholder Approval. With respect to the Subsequent Closing only, the Company shall have obtained the Required Stockholder Approval.

               4.10 Corporate Documents. The Company shall have delivered to the Investors: (a) a certificate evidencing the incorporation and good standing, including payment of franchise taxes, of the Company in the State of Delaware and the State of California issued by the Secretary of State of the State of Delaware and the State of California, respectively, and the Franchise Tax Board of the State of California; and (b) a secretary's certificate, dated as of the Closing Date, certifying as to (i) the resolutions of the Board of Directors approving this Agreement, the Registration Rights Agreement and the Voting Agreement and the consummation of the transactions contemplated hereby,
(ii) the Certificate and (iii) the Bylaws, each as in effect at the Closing.

               4.11 Listing of Additional Shares. Prior to the Closing, the Company shall have filed with the Nasdaq Stock Market a Notification Form for Listing of Additional Shares in accordance with Nasdaq Marketplace Rules 4310(c)(17) and the 4500 series.

          5. CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING.

          The obligations of the Company to issue and sell the Shares and Warrants at the Closing to the Investor, severally and not jointly, are subject to the fulfillment or waiver by the Company of each of the following conditions:

               5.1 Representations and Warranties. The representations and warranties made by the Investor in Section 3 of this Agreement shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made as of the Closing Date (except for representations and warranties that speak as of a specific date).

               5.2 Performance. The Investor shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or observed by it on or prior to the Closing.

               5.3 Registration Rights Agreement. The Registration Rights Agreement in the form attached hereto shall have been executed and delivered by the parties hereto.

               5.4 Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

               5.5 Purchase Price. Each of the Investors shall have paid its respective purchase price for the Shares and Warrants as indicated on Schedule A.

               5.6 Required Stockholder Approval. With respect to the Subsequent Closing only, the Company shall have obtained the Required Stockholder Approval.

          6. COVENANTS OF THE COMPANY

               6.1 Proxy Statement. As promptly as possible but in no event later than twenty (20) days following the execution of this Agreement, the Company will prepare and file with the SEC the preliminary proxy statement (the "Proxy Statement") relating to issuance of the Subsequent Shares and Subsequent Warrants for approval by the stockholders of the Company. Each Investor and the Company will provide each other with any information which may be required in order to effectuate the preparation and filing of the preliminary proxy statement. The Company will notify each Investor upon the receipt of any comments from the SEC or its staff in connection with the filing of, or amendments or supplements to, the preliminary proxy statement. As promptly as practicable after any comments are received from the SEC thereon and after the furnishing by the Company and each Investor of all information required to be contained therein, the Company shall file with the SEC a revised proxy statement and will use all reasonable efforts to have it cleared by the SEC as soon thereafter as practicable. The Company will cause the definitive proxy statement to be mailed to its stockholders at the earliest practicable time after it is cleared by the SEC.

               6.2 Meeting of Company Stockholders. Promptly after the proxy statement is cleared by the SEC, the Company will take all action necessary in accordance with applicable state law and its Certificate and Bylaws to call, hold and convene a meeting of its stockholders to consider the issuance of the Subsequent Shares and Subsequent Warrants (the "Company Stockholders' Meeting") to be held as promptly as practicable after the proxy statement is cleared by the SEC. Subject to Section 6.3, the Company will use all reasonable efforts to solicit from its stockholders proxies in favor of the issuance of the Subsequent Shares and Subsequent Warrants, and will take all other action necessary or advisable to secure the vote or consent of its stockholders required by the applicable rules or laws to obtain such approvals. Notwithstanding anything to the contrary contained in this Agreement, the Company may adjourn or postpone the Company Stockholders' Meeting for a period not to exceed thirty (30) days if, as of the time for which the Company Stockholders' Meeting is originally scheduled (as set forth in the proxy statement), there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Stockholders' Meeting. The Company shall ensure that the Company Stockholders' Meeting is called, noticed, convened, held and conducted, and that all proxies solicited by its in connection with the Company Stockholders' Meeting are solicited in compliance with applicable state law, its Certificate and Bylaws, and all other applicable rules and laws.

               6.3 Board Recommendation. The Company Board of Directors shall recommend that the Company's stockholders vote in favor of the issuance of the Subsequent Shares and Subsequent Warrants at the Company Stockholders' Meeting. The proxy statement shall include a statement to the effect that the Company Board of Directors has recommended that the Company's stockholders vote in favor of the issuance of the Subsequent Shares and Subsequent Warrants at the Company Stockholders' Meeting. Neither the Company's Board of Directors nor any committee thereof shall withdraw, amend or modify, or propose or resolve to withdraw, amend or modify, in a manner adverse to the consummation of the Subsequent Closing, the recommendation of the Company's Board of Directors that the Company's stockholders vote in favor of the issuance of the Subsequent Shares and Subsequent Warrants.

               6.4 Board Observer. So long as WaldenVC II, L.P. ("Walden"), together with entities in which Walden owns a majority interest, holds at least 750,000 shares of Common Stock, whether held in the form of shares of Common Stock or in the form of Warrants to purchase such shares of Common Stock (such number to be proportionately adjusted for stock splits, stock dividends, and similar events), the Company will permit one person appointed by Walden (the "Observer"), who shall first be Philip Sanderson, to attend all meetings of the Company's Board of Directors and all committees thereof (whether in person, telephonic or other) in a non-voting, observer capacity and shall provide to Mr. Sanderson, concurrently with the members of the Board of Directors and in the same manner, notice of such meeting and a copy of all materials provided to such members. The Observer shall enter into a confidentiality agreement with the Company and agree to abide by the Company's insider trading and other policies in effect from time to time.

               6.5 Rescission of Initial Shares by Company in the Event of No Required Stockholder Approval. Subject to compliance with applicable law, in the event that the Required Stockholder Approval is not obtained within six
(6) months after the Company Stockholder's Meeting, the Investors may, at their option, rescind the purchase of Shares and Warrants purchased hereby. Upon written notice to the Company by any such Investor, the Company shall purchase from such Investors: (i) the Initial Shares purchased by such Investor at the Initial Closing, which the Company shall purchase for $3.40 per Share; and (ii) any Warrant Shares issued to such Investor upon the exercise of an Initial Warrant, which the Company shall purchase for $3.40 per Share; provided, however, that the Initial Warrant issued to such Investor at the Initial Closing shall be terminated immediately upon such purchase and sale. Subject to compliance with applicable law, the Company shall pay each Investor for any such Initial Shares and Warrant Shares that such Investor desires to be sold back to the Company within fifteen (15) days following tender by such Investor of the certificates representing such Initial Shares and Warrant Shares being sold back to the Company. In the event the certificates representing such Initial Shares or Warrant Shares are lost or destroyed, the Investor shall, in lieu of tendering such certificates, execute a document reasonably acceptable to the Company providing that such certificates have been lost or destroyed and a customary indemnity. Investors acknowledge and agree that the rescission of Securities may be limited by applicable law.

               6.6 Sale of Securities. The Company shall use its reasonable best efforts to sell all Securities authorized for sale and issuance pursuant to this Agreement.

               6.7 Further Action. Subject to the terms and conditions of this Agreement and applicable law, each of the parties hereto shall use its reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement as soon as reasonably practicable, including such actions or things as any other party hereto may reasonably request in order to cause any of the conditions to such other party's obligation to consummate such transactions specified in Section 6 to be fully satisfied.

          7. COVENANT OF THE INVESTORS

               7.1 Restrictions on Short Sales and Hedging Transactions. From the date thirty (30) days prior to the date hereof until the earlier of the Subsequent Closing Date or the Termination Date, the Investor covenants, severally and not jointly, that neither the Investor nor its agents, representatives or affiliates shall, in any manner whatsoever, (a) effect, directly or indirectly, any "short sales" (as defined in Rule 3b-3 of the Exchange Act) of Common Stock or any securities convertible, exercisable or exchangeable, directly or indirectly and with or without consideration, into any Common Stock ("Convertible Securities") or (b) engage in any sale, exchange, transfer, distribution, redemption or other transactions or use any puts, calls or other derivatives directly involving any Common Stock or Convertible Securities to reduce in any way Investor's risk of ownership of the Securities. The Investor represents that it has complied and will comply with this Section 7.1 for the 30 days preceding the date hereof through the Closing Date.

               7.2 Voting Restrictions. Pursuant to IM-4350-2 of the NASD Manual, the Investor agrees not to vote the Shares for or against the approval of the issuance of the Subsequent Shares and Subsequent Warrants.

          8. INDEMNIFICATION

               8.1 The Company agrees to indemnify each Investor from and against the entirety of any Adverse Consequences (as defined below) such Investor may suffer through and after the date of the claim for indemnification as a result of a claim by any third party (a "Third Party Claim") resulting from, and arising directly out of, this Agreement (which shall include, without limitation, any and all actions by or brought on behalf of the stockholders of the Company against an Investor) or the transactions contemplated hereby, including but not limited to, the representations, warranties and covenants made by the Company.

               8.2 If any third party shall notify any Investor (the "Indemnified Party") with respect to any Third Party Claim which may give rise to a claim for indemnification by the Company (the "Indemnifying Party") under this Section 8, then the Indemnified Party shall promptly notify the Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying the Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

               8.3 The Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice satisfactory to the Indemnified Party so along as (i) the Indemnifying Party notifies the Indemnified Party in writing within fifteen (15) days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim; (ii) the Indemnifying Party provides the Indemnified Party with evidence acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnifications obligations hereunder; and (iii) the Indemnifying Party reasonably conducts the defense of the Third Party Claim actively and diligently.

               8.4 So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 8.3 above, (i) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim; (ii) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld; and (iii) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld.

               8.5 In the event any of the conditions in Section 8.3 above is or becomes unsatisfied, (i) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith; (ii) the Indemnifying Party will reimburse the Indemnified Party promptly and periodically for the reasonable and actual costs of defending against the Third Party Claim (including reasonably attorneys' fees and expenses); and (iii) the Indemnifying Party will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 8.

               8.6 Other Indemnification Provisions. The foregoing indemnification provision are in addition to, and not in derogation of, any statutory, equitable, or common law remedy any party may have with respect to the transactions contemplated by this Agreement and any rights any party may have under any other agreement, document or instrument, including, without limitation, the Registration Rights Agreement.

               8.7 For purposes of this Section 8, "Adverse Consequences" shall mean all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses and fees, including court costs and reasonably attorneys' fees and expenses, including any damages, of whatever nature, resulting from a Third Party Claim.

               8.8 The provisions of this Section 8 shall terminate two (2) years from the Subsequent Closing Date.

          9. MISCELLANEOUS.

               9.1 Entire Agreement. This Agreement, the Registration Rights Agreement, the Voting Agreement, the documents referred to herein and therein and all Schedules and Exhibits hereto and thereto constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

               9.2 Survival. The parties agree that, regardless of any investigation made by the parties, the warranties, representations and covenants of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and each Closing.

               9.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Securities from time to time. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

               9.4 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware, without regard to conflicts of laws principles thereof.

               9.5 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

               9.6 Amendment and Waiver. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors holding a majority in interest of the Shares and Warrant Shares issued and issuable under this Agreement. Each Investor acknowledges and agrees that the operation of this Section 9.6 may adversely affect an Investor's interest herein without such Investor's consent. No such amendment shall be effective to the extent any such amendment affects any rights specifically granted to a particular Investor and not to the other Investors.

               9.7 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or
(iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page hereof, and to its counsel, Skadden, Arps, Slate, Meagher and Flom LLP, at 525 University Avenue, Suite 1100, Palo Alto, California 94301, facsimile number (650) 470-4570, attention: Gregory Smith, and to Investor at the address set forth on Schedule A or at such other address as the Company or Investor may designate by ten (10) days advance written notice to the other parties hereto.

               9.8 Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Registration Rights Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and disbursements in addition to any other relief to which such party may be entitled.

               9.9 California Corporate Securities Law.

         THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

               9.10 Titles and Subtitles. The titles of the Sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

               9.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

               9.12 Broker's Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section being untrue.

               9.13 Expenses. The Company and the Investors shall each bear their respective expenses and legal fees incurred with respect to this Agreement and the transactions contemplated hereby; provided, however, that as soon as reasonably practicable after each of the Initial Closing and Subsequent Closing, but in no event more than fifteen (15) days following the receipt of an invoice to the Company, the Company will pay the reasonable and documented actual hourly legal fees, expenses and disbursements of Gray Cary Ware & Freidenrich LLP, counsel to the Investors, not to exceed an aggregate of $30,000.

               9.14 Termination. In the event that the Company's stockholders do not approve the issuance and sale of the Subsequent Shares and Subsequent Warrants at the Company Stockholder's Meeting, the obligation of the Company to issue and sell the Subsequent Shares and Subsequent Warrants, and the obligation of the Investors to purchase the Subsequent Shares and Subsequent Warrants, shall immediately terminate without further action or notice (the "Termination Date") as of the date and time immediately subsequent to the vote of the Company's stockholders. The rights and obligations of the parties under this Agreement, other than the obligation of the company to issue and sell the Subsequent Shares and Subsequent Warrants and the obligation of the Investors to purchase the Subsequent Shares and Subsequent Warrants, shall not terminate on the Termination Date.



                 [remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

NIKU CORPORATION



By:
   --------------------------------
Name:      Joshua Pickus
Title:     Chief Executive Officer

Address:      305 Main Street
              Redwood City, California 94063
              Facsimile:  (650) 701-2728
















        [SIGNATURE PAGE TO COMMON STOCK AND WARRANT PURCHASE AGREEMENT]

INVESTORS:

Frank D. Gerber Trust                                        George Sarlo, Revocable Trust


By:                                                          By:
         --------------------------------------------                 --------------------------------------------
Name:                                                        Name:
Title:                                                       Title:

Sarlo family supporting Foundation                           Sarlo-Berliner, Inc.


By:                                                          By:
         --------------------------------------------                 --------------------------------------------
Name:                                                        Name:
Title:                                                       Title:

Walden Capital Partners                                      Walden Investors


By:                                                          By:
         --------------------------------------------                 --------------------------------------------
Name:                                                        Name:
Title:                                                       Title:

Walden Management Co. Pension Fund                           Walden Management corporation


By:                                                          By:
         --------------------------------------------                 --------------------------------------------
Name:                                                        Name:
Title:                                                       Title:

Walden SBIC, L.P.                                            WaldenVC II, L.P.


By:                                                          By:
         --------------------------------------------                 --------------------------------------------
Name:                                                        Name:
Title:                                                       Title:

Walden VC II-Side, L.P.


By:
         --------------------------------------------
Name:
Title:



        [SIGNATURE PAGE TO COMMON STOCK AND WARRANT PURCHASE AGREEMENT]

INVESTORS:

Vector Capital II, L.P.                                      Vector Member Fund II, L.P.


By:                                                          By:
         --------------------------------------------                 --------------------------------------------
Name:                                                        Name:
Title:                                                       Title:


Vector Entrepreneur Fund II, L.P.


By:
         --------------------------------------------
Name:
Title:
















        [SIGNATURE PAGE TO COMMON STOCK AND WARRANT PURCHASE AGREEMENT]

INVESTORS:




By:
         --------------------------------------------
Name:      Ravi Chiruvolu
















        [SIGNATURE PAGE TO COMMON STOCK AND WARRANT PURCHASE AGREEMENT]

INVESTORS:




By:
         --------------------------------------------
Name:      Katrina A. Garnett
















        [SIGNATURE PAGE TO COMMON STOCK AND WARRANT PURCHASE AGREEMENT]

INVESTORS:

WALDEN CAPITAL PARTNER II, L.P.


By:
         --------------------------------------------
Name:














        [SIGNATURE PAGE TO COMMON STOCK AND WARRANT PURCHASE AGREEMENT]

                                  SCHEDULE A

                             SCHEDULE OF INVESTORS

                                  SCHEDULE B

                            SCHEDULE OF EXCEPTIONS

                                   EXHIBIT A

                                FORM OF WARRANT

                                   EXHIBIT B

                         REGISTRATION RIGHTS AGREEMENT

                                   EXHIBIT C

                               VOTING AGREEMENT

                                   EXHIBIT D

                                 LEGAL OPINION